SMITH BARNEY MUNI FUNDS
(Florida, Georgia, Limited Term, National, New York and Pennsylvania
Portfolios)
SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
SMITH BARNEY MUNICIPAL FUND, INC.
(the "Funds")

Supplement dated December 19, 1996 to the Prospectuses*


Each Fund's Board of Directors/Trustees has approved the addition of zero coupon bonds to the list of authorized investments. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupons securities eliminate the reinvestment risk and lock in a rate of return to maturity

____________________
*Prospectuses dated:

Smith Barney Muni Funds-(Georgia, National and Pennsylvania Portfolios) July 1, 1996
Smith Barney Muni Funds-(Florida, Limited Term and New York Portfolios) July 29, 1996
Smith Barney Intermediate Municipal Fund, Inc.
March 29, 1996
Smith Barney Municipal Fund, Inc.
March 29, 1996


FD


g/funds/sbfi/misc/multiskr